UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K


CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report:               April 30, 1996

                           Norwest Corporation
          (Exact name of registrant as specified in its charter)

Delaware                          1-2979                41-0449260
(State or other jurisdiction   (Commission            (IRS Employer
     of incorporation)          File Number)        Identification No.)

Norwest Center, Sixth and Marquette, Minneapolis, Minnesota  55479
            (Address of principal executive offices)         (zip code)

Registrant's telephone number, including area code    (612) 667-1234




Item 5.   Other Events.

     Norwest Corporation is filing this current report on Form 8-K to place on file with the Securities and Exchange Commission the following description of its common stock, par value $1-2/3 per share.


DESCRIPTION OF COMMON STOCK

The following description of the common stock of Norwest Corporation is qualified in its entirety by reference to Norwest Corporation's Restated Certificate of Incorporation and By-Laws, as amended and in effect from time to time, and the other exhibits filed as part of this report, all of which are incorporated herein by reference. See Item 7.

General

     Norwest Corporation ("Norwest") is authorized to issue 500,000,000 shares of common stock, par value $1-2/3 per share ("Common Stock"). As of March 31, 1996, Norwest had issued 364,378,789 shares of Common Stock, of which 359,087,286 shares were outstanding and 5,291,503 shares were held as treasury shares. Norwest provides information concerning the number of outstanding shares of Common Stock in its annual and quarterly reports filed with the Securities and Exchange Commission (the "Commission"). All outstanding shares of Common Stock are duly authorized, validly issued and nonassessable. Norwest Bank Minnesota, National Association, a subsidiary of Norwest, is the transfer agent and registrar for shares of Common Stock.

Certain Rights of Holders of Common Stock

     Voting. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of stockholders. Holders of Common Stock do not have any cumulative voting rights. For that reason, holders of a majority of the shares of Common Stock entitled to vote in any election of directors of Norwest may elect all of the directors standing for election.

     Dividends. Holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared by Norwest's board of directors out of funds legally available therefor, subject to (i) preferential dividend rights of all then outstanding shares of Preferred Stock and Preference Stock (each as defined below), (ii) certain legal restrictions on the ability of Norwest's banking and savings association subsidiaries to distribute funds to Norwest and (iii) such other restrictions as may be imposed on Norwest pursuant to financing agreements and other contracts entered into by Norwest from time to time. See "Common Stock Dividend Restrictions" and "Other Securities Affecting the Rights of Holders of Common Stock" below.

     Assets upon Dissolution. Upon the liquidation, dissolution or winding up of Norwest, subject to the prior rights of all then outstanding shares of Preferred Stock and Preference Stock, holders of Common Stock are entitled to receive ratably the assets of Norwest available after the payment of all debts and other liabilities.

     No Preemptive or Conversion Rights. Holders of Common Stock do not have any preemptive or subscription rights to purchase additional securities issued by Norwest or any rights to convert their shares of Common Stock into other securities of Norwest or have their shares redeemed by Norwest.

     Preferred Share Purchase Rights. Pursuant to a rights agreement dated November 22, 1988 (the "Rights Agreement") between Norwest and Citibank, N.A., as rights agent (the "Rights Agent"), each share of Common Stock outstanding as of the date of this report includes, and each share of Common Stock hereafter issued will include, a right to purchase a fraction of a share of Series A Junior Participating Preferred Stock (as defined below). See "Rights Plan" below.

Common Stock Dividend Restrictions

     Norwest pays dividends on Common Stock only when, as and if declared by its board of directors. In addition to being at the discretion of Norwest's board of directors, the payment of dividends on Common Stock is subject to certain legal and regulatory restrictions as described below.

     State. As a corporation incorporated under the laws of the state of Delaware, Norwest is governed by the Delaware General Corporation Law (the "DGCL"). The DGCL allows a corporation to pay dividends only out of surplus or, if there is no surplus, out of net profits for the fiscal year in which declared and for the preceding fiscal year. Section 170 of the DGCL provides that dividends may not be paid out of net profits if, after the payment of the dividend, the corporation's capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

     Federal. As a bank holding company, Norwest is subject to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"). The Federal Reserve Board has issued a policy statement which provides that bank holding companies should generally pay dividends only out of current operating earnings.

     Various federal and state statutes and regulations limit the amount of dividends subsidiary banks can pay to Norwest without regulatory approval. The approval of the Office of the Comptroller of the Currency (the "OCC") is required for any dividend by a national bank if the total of all dividends declared by the bank in any calendar year would exceed the total of its net profits, as defined by regulation, for that year combined with its retained net profits for the preceding two years less any required transfers to surplus or a fund for the retirement of any preferred stock. In addition, a national bank may not pay a dividend in an amount greater than its net profits then on hand after deducting its losses and bad debts. For this purpose, bad debts are defined to include, generally, loans which have matured and are in arrears with respect to interest by six months or more, other than such loans that are well secured and in the process of collection. Norwest also has several state bank subsidiaries that are subject to state regulations limiting dividends. Norwest generally provides in its annual reports filed with the Commission information concerning the amount of dividends Norwest could have paid at the end of the applicable year without obtaining any regulatory approval.

     If in the opinion of the applicable regulatory authority a bank under its jurisdiction is engaged in or is about to engage in an unsafe or unsound practice (which, depending on the financial condition of the bank, could include the payment of dividends), such authority may require, after notice and hearing, that such bank cease and desist from such practice. Similar to the Federal Reserve Board, the OCC and the Federal Deposit Insurance Corporation have issued policy statements which provide that FDIC-insured banks should generally pay dividends only out of current operating earnings.

Other Securities Affecting the Rights of Holders of Common Stock

     General. Norwest is authorized to issue 5,000,000 shares of preferred stock, no par value ("Preferred Stock"), and 4,000,000 shares of preference stock, no par value ("Preference Stock"). Norwest's board of directors is authorized to issue shares of Preferred Stock and Preference Stock in one or more series and to fix the relative rights, preferences, privileges and restrictions thereof, including dividend rates, conversion rights, voting rights, terms of redemption, liquidation preferences, and the designation of any series and the number of shares constituting such series, all without any vote or other action on the part of stockholders, except that holders of Preference Stock will not be entitled to more than one vote per share. To designate a series of Preferred Stock or Preference Stock for issuance, Norwest files a certificate with the Delaware Secretary of State designating the rights, preferences, privileges and restrictions of the series (each, a "Certificate of Designations"). Norwest generally files a copy of each Certificate of Designation as part of an annual, quarterly or current report filed with the Commission.

     As of March 31, 1996, Norwest had issued and outstanding 1,063,150 shares of Preferred Stock, consisting of 980,000 shares of Cumulative Tracking Preferred Stock (the "Tracking Preferred Stock"), of which 25,000 were held by a subsidiary of Norwest, 12,659 shares of ESOP Cumulative Convertible Preferred Stock (the "ESOP Preferred Stock"), 24,137 shares of 1995 ESOP Cumulative Convertible Preferred Stock (the "1995 ESOP Preferred Stock") and 46,354 shares of 1996 ESOP Cumulative Convertible Preferred Stock (the "1996 ESOP Preferred Stock"). Norwest had not issued any shares of Preference Stock as of March 31, 1996. Norwest generally provides information concerning the number of outstanding shares of Preferred Stock and Preference Stock, if any, in its consolidated financial statements (including the notes related thereto) included in its annual and quarterly reports filed with the Commission. Certain rights of holders of Common Stock are subject to, and may be adversely affected by, the rights of holders of shares of Preferred Stock and Preference Stock then outstanding.

     Norwest's board of directors has designated 1,250,000 shares of Preferred Stock for issuance as Series A Junior Participating Preferred Stock pursuant to the Rights Agreement. See "Rights Plan" below.

     The ability of Norwest's board of directors to issue shares of Preferred Stock or Preference Stock, although providing flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from acquiring, a majority of the outstanding voting stock of Norwest. For a discussion of other provisions of Norwest's Restated Certificate of Incorporation that may delay, deter or prevent a tender offer or other takeover attempt, see "Rights Plan" below.

     Outstanding Preferred Stock. The following discussion of certain rights and limitations of each outstanding series of Preferred Stock is qualified in its entirety by reference to the Certificate of Designations for such series filed as an exhibit hereto and incorporated herein by reference.

          Tracking Preferred Stock. The Tracking Preferred Stock has a stated value of $200.00 per share. The holders of the Tracking Preferred Stock are also collectively the assignees of Norwest's entire beneficial ownership interest in Class A preferred limited liability company interests (the "Class A Preferred Securities") of Residential Home Mortgage, L.L.C. (the "Limited Liability Company").

          The Tracking Preferred Stock provides for cumulative annual cash dividends per share of Tracking Preferred Stock equal to the product of the Dividend Rate (as defined in the Certificate of Designations for the Tracking Preferred Stock) and $200.00 payable quarterly. The Dividend Rate is currently 9.3% and will be reset on January 1, 2000 and on January 1 of each fifth year thereafter as described in the Certificate of Designations for the Tracking Preferred Stock. The Tracking Preferred Stock also provides for certain additional cash distributions that are based upon the results of operations of the Limited Liability Company, payable on December 31, 1999 and on December 31 of each fifth year thereafter. The terms of the Tracking Preferred Stock provide that the amount of certain dividends distributed or distributions paid to the holders of Tracking Preferred Stock as assignees of Norwest's interest in the Class A Preferred Securities of the Limited Liability Company will reduce dollar for dollar, respectively, the dividends and distributions to which the holders of the Tracking Preferred Stock would otherwise be entitled pursuant to the terms of the Certificate of Designations for the Tracking Preferred Stock.

          The Tracking Preferred Stock is subject to redemption, in whole or in part, at the option of Norwest, at a per share price equal to the greater of (i) $200.00 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption, and (ii) the Fair Market Value of a Per Share Tracking Interest in the Limited Liability Company (as defined in the Certificate of Designations for the Tracking Preferred Stock). Subject to certain exceptions set forth in the Certificate of Designations for the Tracking Preferred Stock, the Tracking Preferred Stock is not subject to redemption prior to December 31, 1999. Any redemption payments received by a holder of Tracking Preferred Stock as an assignee of Norwest's interest in Class A Preferred Securities of the Limited Liability Company will reduce dollar for dollar the amount of redemption payments to which the holders of Tracking Preferred Stock would otherwise be entitled pursuant to the terms of the Certificate of Designations for the Tracking Preferred Stock.

          In the event of voluntary or involuntary liquidation, dissolution or winding up of Norwest, the holders of Tracking Preferred Stock are entitled to receive out of the assets of Norwest available for distribution to stockholders, before any distribution of assets is made to the holders of Common Stock, a per share amount equal to the greater of (i) $200.00 per share, plus accrued and unpaid dividends to the date of final distribution, and (ii) the Fair Market Value of a Per Share Tracking Interest in the Limited Liability Company. Any liquidation payments received by a holder of Tracking Preferred Stock as an assignee of Norwest's interest in Class A Preferred Securities of the Limited Liability Company will reduce dollar for dollar the amount to which the holders of the Tracking Preferred Stock would otherwise be entitled pursuant to the terms of the Certificate of Designations for the Tracking Preferred Stock, provided that no such reduction shall result from a payment made prior to December 31, 1999 in connection with the voluntary dissolution of the Limited Liability Company.

          Except as required by law and other than in certain limited circumstances, the holders of Tracking Preferred Stock are not entitled to vote. The Tracking Preferred Stock does not have preemptive rights and is not subject to any sinking fund or other obligation of Norwest to repurchase or redeem the Tracking Preferred Stock.

          ESOP Preferred Stock. The ESOP Preferred Stock has a stated value of $1,000.00 per share. The ESOP Preferred Stock provides for cumulative quarterly dividends at the rate of 9% per annum calculated as a percentage of stated value. All outstanding shares of ESOP Preferred Stock are held of record by a trustee acting on behalf of the Norwest Corporation Savings Investment Plan and Master Savings Trust, or any successor to such plan (the "Savings Investment Plan"). The ESOP Preferred Stock is subject to redemption, in whole or in part, at the option of Norwest at a price equal to the higher of (i) $1,000.00 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption, and (ii) the Fair Market Value (as defined in the Certificate of Designations for the ESOP Preferred Stock) per share of ESOP Preferred Stock on the date fixed for redemption.

          The ESOP Preferred Stock is mandatorily convertible, without any further action on the part of Norwest or the holder thereof, into Common Stock at the then applicable Conversion Price (as defined in the Certificate of Designations for the ESOP Preferred Stock) when (i) the ESOP Preferred Stock is released from the unallocated reserve of the Savings Investment Plan in accordance with the terms thereof, or (ii) when record ownership of the shares of ESOP Preferred Stock is transferred to any person other than a successor trustee under the Savings Investment Plan. In addition, a holder of ESOP Preferred Stock is entitled, at any time prior to the date fixed for redemption, to convert shares of ESOP Preferred Stock held by such holder into shares of Common Stock at the then applicable Conversion Price.

          In the event of voluntary or involuntary liquidation, dissolution or winding up of Norwest, the holders of ESOP Preferred Stock are entitled to receive out of the assets of Norwest available for distribution to stockholders, before any distribution of assets is made to holders of Common Stock, $1,000.00 per share, plus accrued and unpaid dividends. Except as required by law and other than in certain limited circumstances, the holders of ESOP Preferred Stock are not entitled to vote. The ESOP Preferred Stock does not have preemptive rights and is not subject to any sinking fund or other obligation of Norwest to repurchase or redeem the ESOP Preferred Stock.

          1995 ESOP Preferred Stock. The 1995 ESOP Preferred Stock has a stated value of $1,000.00 per share. The 1995 ESOP Preferred Stock provides for cumulative quarterly dividends at the rate of 10% per annum calculated as a percentage of stated value. All outstanding shares of 1995 ESOP Preferred Stock are held of record by a trustee acting on behalf of the Savings Investment Plan. The 1995 ESOP Preferred stock is subject to redemption, in whole or in part, at the option of Norwest at a price equal to the higher of (i) $1,000.00 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption, and (ii) the Fair Market Value (as defined in the Certificate of Designations for the 1995 ESOP Preferred Stock) per share of 1995 ESOP Preferred Stock on the date fixed for redemption.

          The ESOP Preferred Stock is mandatorily convertible, without any further action on the part of Norwest or the holder thereof, into Common Stock at the then applicable Conversion Price (as defined in the Certificate of Designations for the 1995 ESOP Preferred Stock) when (i) the 1995 ESOP Preferred Stock is released from the unallocated reserve of the Savings Investment Plan in accordance with the terms thereof, or
(ii) when a record ownership of the shares of 1995 ESOP Preferred Stock is transferred to any person other than a successor or trustee under the Savings Investment Plan. In addition, a holder of 1995 ESOP Preferred Stock is entitled, at any time prior to the date fixed for redemption, to convert shares of 1995 ESOP Preferred Stock held by such holder into shares of Common Stock at the then applicable Conversion Price.

          In the event of voluntary or involuntary liquidation, dissolution or winding up of Norwest, the holders of 1995 ESOP Preferred Stock are entitled to receive out of the assets of Norwest available for distribution to stockholders, before any distribution of assets is made to holders of Common Stock, $1,000.00 per share, plus accrued and unpaid dividends. Except as required by law and other than in certain limited circumstances, the holders of 1995 ESOP Preferred Stock are not entitled to vote. The 1995 ESOP Preferred Stock does not have preemptive rights and is not subject to any sinking fund or other obligations of Norwest to repurchase or redeem the 1995 ESOP Preferred Stock.

          1996 ESOP Cumulative Convertible Preferred Stock. The 1996 ESOP Preferred Stock has a stated value of $1,000.00 per share. The 1996 ESOP Preferred Stock provides for cumulative quarterly dividends at the rate of $85.00, $90.00 or $95.00 per annum based on the Current Market Price (as defined in the Certificate of Designations for the 1996 ESOP Preferred Stock) of one share of Common Stock as of a fixed trading date. All outstanding shares of 1996 ESOP Preferred Stock are held of record by a trustee acting on behalf of the Savings Investment Plan.
The 1996 ESOP Preferred Stock is subject to redemption, in whole or in part, at the option of Norwest at a price equal to the higher of (i) $1,000.00 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption, and (ii) the Fair Market Value (as defined in the Certificate of Designations for the 1996 ESOP Preferred Stock) per share of 1996 ESOP Preferred Stock on the date fixed for redemption.

          The ESOP Preferred Stock is mandatorily convertible, without any further action on the part of Norwest or the holder thereof, into Common Stock at the applicable Conversion Price (as defined in the Certificate of Designations for the 1996 ESOP Preferred Stock) when (i) the 1996 ESOP Preferred Stock is released from the unallocated reserve of the Savings Investment Plan in accordance with the terms thereof, or
(ii) when record ownership of the shares of 1996 ESOP Preferred Stock is transferred to any person other than a successor trustee under the Savings Investment Plan. In addition, a holder of 1996 ESOP Preferred Stock is entitled, at any time prior to the date fixed for redemption, to convert shares of 1996 ESOP Preferred Stock held by such holder into shares of Common Stock at the then applicable Conversion Price.

          In the event of voluntary or involuntary liquidation, dissolution or winding up of Norwest, the holders of 1996 ESOP Preferred Stock are entitled to receive out of the assets of Norwest available for distribution to stockholders, before any distribution of assets is made to holders of Common Stock, $1,000.00 per share, plus accrued and unpaid dividends. Except as required by law and other than in certain limited circumstances, the holders of 1996 ESOP Preferred Stock are not entitled to vote. The 1996 ESOP Preferred Stock does not have preemptive rights and is not subject to any sinking fund or other obligation of Norwest to repurchase or redeem the 1996 ESOP Preferred Stock.

Rights Plan

     The following summary description of Norwest's Rights Plan is qualified in its entirety by reference to the Rights Agreement (including as Exhibit A thereto the form of Certificate of Designation of Powers, Preferences and Rights setting for the terms of the Series A Junior Participating Preferred Stock) and to the Certificates of Adjustment delivered by Norwest to the Rights Agent on July 21, 1989 and June 28, 1993, respectively. The Rights Agreement and the Certificates of Adjustment have been filed as exhibits hereto and are incorporated herein by reference.

     General. Norwest has in effect a rights plan (the "Rights Plan") pursuant to which each share of Common Stock outstanding as of the date of this report has, and each share of Common Stock hereafter issued will have, attached to it one Preferred Stock purchase right (a "Right") entitling the holder thereof to purchase a fraction of a share of Series A Junior Participating Preferred Stock ("Junior Preferred Stock"). The Rights are exercisable only upon the occurrence of certain specified events as described below. All rights expire November 23, 1998, unless earlier exercised by the holders thereof or redeemed or extended by Norwest. Until exercised, the Rights in and of themselves do not confer any rights on their holders as stockholders of Norwest, including but not limited to the right to vote or receive dividends. Subject to certain limited exceptions, Norwest's board of directors may amend or otherwise modify the provisions of the Rights and the Rights Plan without any vote or other action on the part of the holders of the Rights.

     Events Triggering Exercise of the Rights; Certain Rights. The Rights are exercisable only if a person or group acquires or announces an offer to acquire 25% or more (the "Triggering Percentage") of the outstanding shares of Common Stock. Norwest's board of directors may, without any vote or other action on the part of stockholders, reduce the Triggering Percentage to no less than 15% at any time prior to the Rights becoming exercisable. The Rights have certain rights that will be triggered only upon the occurrence of specified events:

     (a) If a person or group acquires at least the Triggering Percentage of Common Stock, the Rights permit the holders thereof, other than such person or group, to acquire shares of Common Stock at 50% of such shares' market value at the time. This feature will not apply, however, if a person or group that owns less than the Triggering Percentage acquires at least 85% of the outstanding shares of Common Stock pursuant to a cash tender offer for 100% of the outstanding shares of Common Stock.

     (b) After a person or group acquires at least the Triggering Percentage of Common Stock but before such person or group acquires 50% of the outstanding shares of Common Stock, Norwest's board of directors may exchange each Right, other than Rights owned by such acquiror, for one share of Common Stock or one four-hundredth of a share of Junior Preferred Stock, subject to adjustment.

     (c) In the event of certain business combinations involving Norwest or the sale of 50% or more of the assets or earning power of Norwest, the Rights permit the holders thereof to purchase the stock of the acquiror at 50% of such shares' market value.

     Rights of Junior Preferred Shares. Shares of Junior Preferred Stock issuable upon exercise of the Rights will rank junior to all outstanding shares of any other series of Preferred Stock and Preference Stock. Each share of Junior Preferred Stock will have 400 votes, voting together with shares of Common Stock. Subject to the rights of holders of Norwest's senior securities, each Junior Preferred Share will be entitled to a preferential cumulative quarterly dividend payment equal to the greater of $1.00 per share or, subject to certain adjustments, 400 times the dividend declared per share of Common Stock. In the event of a merger, consolidation or other transaction in which Common stock is exchanged, subject to the rights of holders of Norwest's senior securities, each share of Junior Preferred Stock will be entitled to receive 400 times the amount received per share of Common Stock. In the event of a liquidation of Norwest, subject to the rights of holders of Norwest's senior securities, the holders of the Junior Preferred Shares will be entitled to a preferential liquidation payment equal to the greater of $400 per share plus accrued and unpaid dividends or 400 times the payment made per share of Common Stock. The Junior Preferred Shares will not be redeemable. The rights of the Junior Preferred Shares are protected by customary antidilution provisions.

     Exercise Price; Shares of Junior Preferred Share Issuable. As of the date of this report, once exercisable each Right entitles the holder thereof to purchase one four-hundredth of a share of Junior Preferred Stock at a price of $175 per one one-hundredth of a share of Junior Preferred Stock.

     Redemption of Rights. Norwest's board of directors may redeem the Rights in whole, but not in part, at a price of $.0025 per Right (the "Redemption Price") at any time prior to the acquisition by a person or group of at least the Triggering Percentage of the outstanding shares of Common Stock. The board of directors may effect the redemption at such time, upon such terms and subject to such conditions as the board of directors in its sole discretion may deem necessary or advisable. Immediately upon redemption of the Rights, all rights of the holders thereof (including the right to exercise the Rights) will terminate except for the right to receive the Redemption Price.

     Certain Adjustments. The purchase price per share of Junior Preferred Stock is subject to adjustment from time to time upon the occurrence of certain events, including the issuance of stock dividends on the Junior Preferred Stock and the issuance of warrants for, or securities convertible on certain terms into, shares of Junior Preferred Stock. The number of Rights outstanding, the number of shares of Junior Preferred Stock issuable upon exercise of the Rights, and the Redemption Price are subject to adjustment from time to time in the event of a stock split of, or a stock dividend on, Common Stock. In accordance with the provisions of the Rights Agreement, Norwest delivers a certificate of adjustment (each, a "Certificate of Adjustment") to the Rights Agent to reflect any adjustments required under the Rights Agreement. Norwest generally files a copy of each Certificate of Adjustment as part of an annual, quarterly or current report filed with the Commission.

     Antitakeover Effect. The operation of the Rights Plan will result in immediate substantial dilution to any person or group that acquires the Triggering Percentage of Common Stock without approval of Norwest's board of directors. For that reason, the existence of the Rights Plan may have the effect of delaying, deterring or preventing a takeover of Norwest.

Future Sales of Capital Stock

     Pursuant to registration statements filed with the Commission, Norwest has and will continue to have registered under the Securities Act of 1933, as amended, an indeterminate number of securities (the "Shelf Securities"), which Norwest may issue from time to time as, among other securities, Preferred Stock or Preference Stock or securities convertible into or exercisable for Common Stock, Preferred Stock or Preference Stock. As of April 25, 1996, Norwest had available for issuance Shelf Securities having an aggregate initial public offering price of approximately $6.05 billion. Norwest's board of directors may issue the Shelf Securities at any time and from time to time without any vote or other action on the part of stockholders.

     No prediction can be made as to the effect, if any, that future sales of shares of Norwest's capital stock will have on the market price of the Norwest Common Stock prevailing from time to time. Sales of substantial amounts of capital stock in the public market, or the perception that such sales could occur, could adversely affect the prevailing market price of Norwest Common Stock. Future sales of Norwest's capital stock may result in dilution to existing stockholders. In addition, because certain rights of the holders of Common Stock are subject to the rights of the holders of each series of Preferred Stock and Preference Stock then outstanding, the issuance after the date of this report of shares of Preferred Stock or Preference Stock will further limit such rights.

Item 7.   Exhibits

	     3.1 Restated Certificate of Incorporation, as amended (incorporated by reference to Exhibit 3(b) to Norwest's Current Report on Form 8-K dated June
           28, 1993 and Exhibit 3 to Norwest's Current Report on Form 8-K dated July 3, 1995 (File No. 1-2979)).

      3.2 By-Laws, as amended (incorporated by reference to Exhibit 4(c) to Norwest's Quarterly Report on Form
           10-Q for the quarter ended March 31, 1991).

      4.1  Certificate of Designations of Powers,
           Preferences, and Rights of Norwest ESOP
           Cumulative Convertible Preferred Stock
           (incorporated by reference to Exhibit 4 to Norwest's Quarterly Report on Form 10-Q for the quarter ended March 31, 1994 (File No. 1-2979)).

      4.2  Certificate of Designations of Powers,
           Preferences, and Rights of Norwest Cumulative
           Tracking Preferred Stock (incorporated by reference to Exhibit 3 to Norwest's Current
           Report on Form 8-K dated January 9, 1995 (File
           No. 1-2979)).

      4.3  Certificate of Designations of Powers,
           Preferences, and Rights of Norwest 1995 ESOP
           Cumulative Convertible Preferred Stock
           (incorporated by reference to Exhibit 4 to Norwest's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995 (File No. 1-2979)).

      4.4 Certificate of Designations with respect to the 1996 ESOP Cumulative Convertible Preferred Stock
           (incorporated by reference to Exhibit 3 to Norwest's Current Report on Form 8-K dated March
           13, 1996 (File No. 1-2979)).

      4.5 Rights Agreement dated November 22, 1988 between Norwest Corporation and Citibank, N.A., including as Exhibit A thereto the form of Certificate of Designation of Powers, Preferences and Rights setting forth the terms of the Series A Junior Participating Preferred Stock (incorporated by reference to Exhibit 1 to Norwest's Form 8-A filed on December 6, 1988 (File No. 1-2979)).

     	4.6 Certificate of Adjustment, dated July 21, 1989, to Rights Agreement (incorporated by reference to Exhibit 3 to Norwest's Form 8 dated July 21, 1989
           (File No. 1-2979)).

      4.7  Certificate of Adjustment, dated June 28, 1993, to
           Rights Agreement (incorporated by reference to Exhibit 4 to Norwest's Form 8-A/A dated June 29,
           1993 (File No. 1-2979)).



                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    NORWEST CORPORATION


April 30, 1996	                     By:  /s/ Michael A. Graf
                                 	     Michael A. Graf




                            EXHIBIT INDEX


Exhibit
Number                       Description


 3.1 Restated Certificate of Incorporation, as amended (incorporated by reference to Exhibit 3(b) to Norwest's Current Report on Form 8-K dated June 28, 1993 and Exhibit 3 to Norwest's Current Report on Form 8-K dated July 3, 1995 (File No. 1-2979)).

 3.2 By-Laws, as amended (incorporated by reference to Exhibit 4(c) to Norwest's Quarterly Report on Form
         10-Q for the quarter ended March 31, 1991)

 4.1 Certificate of Designations of Powers, Preferences, and Rights of Norwest ESOP Cumulative Convertible Preferred Stock (incorporated by reference to Exhibit 4 to Norwest's Quarterly Report on Form 10-Q for the quarter ended March 31, 1994 (File No. 1-
         2979)).

 4.2 Certificate of Designations of Powers, Preferences, and Rights of Norwest Cumulative Tracking Preferred Stock (incorporated by reference to Exhibit 3 to Norwest's Current Report on Form 8-K dated January 9, 1995 (File No. 1-2979)).

 4.3 Certificate of Designations of Powers, Preferences, and Rights of Norwest 1995 ESOP Cumulative
         Convertible Preferred Stock (incorporated by reference to Exhibit 4 to Norwest's Quarterly
         Report on Form 10-Q for the quarter ended March 31, 1995 (File No. 1-2979)).

 4.4     Certificate of Designations with respect to the 1996
         ESOP Cumulative Convertible Preferred Stock
         (incorporated by reference to Exhibit 3 to Norwest's Current Report on Form 8-K dated March
         13, 1996 (File No. 1-2979)).

 4.5     Rights Agreement dated November 22, 1988 between
         Norwest Corporation and Citibank, N.A., including as Exhibit A thereto the form of Certificate of Designation of Powers, Preferences and Rights setting forth the terms of the Series A Junior
         Participating Preferred Stock (incorporated by reference to Exhibit 1 to Norwest's Form 8-A filed on December 6, 1988 (File No. 1-2979)).

 4.6	    Certificate of Adjustment, dated July 21, 1989, to
         Rights Agreement (incorporated by reference to Exhibit 3 to Norwest's Form 8 dated July 21, 1989
         (File No. 1-2979)).

 4.7	     Certificate of Adjustment, dated June 28, 1993, to
          Rights Agreement (incorporated by reference to Exhibit 4 to Norwest's Form 8-A/A dated June 29,
          1993 (File No. 1-2979)).